UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

THE PANTRY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Gregson Drive Cary, North Carolina	27511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (919) 774-6700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2013, The Pantry, Inc. (the "Company") entered into the First Amendment (the "Amendment") to the Fourth Amended and Restated Credit Agreement dated as of August 3, 2012 (as amended, the "Credit Agreement") among the Company, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders.

Subject to the terms and conditions set forth in the Credit Agreement, the Amendment modifies the interest rates on borrowings under the Company's term loan. At the Company's current leverage ratio, the Company's term loan will bear interest at LIBOR plus 375 basis points with a LIBOR floor of 100 basis points, compared to LIBOR plus 450 basis points with a LIBOR floor of 125 basis points prior to the Amendment. The maturity date continues to be August 2, 2019. With the lower interest rates resulting from this Amendment, the Company expects to reduce interest expense approximately $2.5 million on an annualized basis at one month LIBOR rates of 100 basis points or lower.

The Amendment also removes the covenant requiring the Company to meet a proforma based secured leverage ratio test for permitted acquisitions above $10 million.

On August 15, 2013, the Company issued a press release announcing entry into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1. The foregoing summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Safe Harbor Statement

Statements made by the Company in this Current Report on Form 8-K (“Form 8-K”) relating to future plans, events, or financial condition or performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of words such as "expect," "plan," "anticipate," "intend," "outlook," "guidance," "believes," "should," "target," "goal," "forecast," "will," "may" or words of similar meaning. Forward-looking statements are likely to address matters such as the Company's anticipated sales, interest and other expenses, margins, tax rates, capital expenditures, profits, cash flows, liquidity and debt levels, as well as the Company's pricing strategies and their anticipated impact and the Company's expectations relating to the costs and benefits of its merchandising and store remodel initiatives. These forward-looking statements are based on the Company's current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. Any number of factors could affect actual results and events, including, without limitation; the Company's ability to enhance its operating performance through its in-store initiatives and its store remodel program; fluctuations in domestic and global petroleum and fuel markets; realizing expected benefits from the Company's fuel supply agreements; changes in the competitive landscape of the convenience store industry, including fuel stations and other non-traditional retailers located in the Company's markets; the effect of national and regional economic conditions on the convenience store industry and the Company's markets; the global financial crisis and uncertainty in global economic conditions; wholesale cost increases of, and tax increases on, tobacco products; the effect of regional weather conditions and climate change on customer traffic and spending; legal, technological, political and scientific developments regarding climate change; financial difficulties of suppliers, including the Company's principal suppliers of fuel and merchandise, and their ability to continue to supply its stores; the Company's financial leverage, debt covenants and overall debt levels; a disruption of our IT systems or a failure to protect sensitive customer, employee or vendor data; the ability of the Company to take advantage of expected synergies in connection with acquisitions; the actual operating results of new or acquired stores; the ability of the Company to divest non-core assets; environmental risks associated with selling petroleum products; and governmental laws and regulations, including those relating to the environment and the impact of mandated health care laws. These and other risk factors are discussed in the Company's Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Form 8-K are based on the Company's estimates and plans as of the date hereof. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

10.1
First Amendment to Fourth Amended and Restated Credit Agreement dated as of August 15, 2013 among The Pantry, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, BMO Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and joint bookrunners, Royal Bank of Canada as syndication agent, Bank of America, N.A., BMO Harris Financing, Inc., Cooperative Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland,” New York Branch and SunTrust Bank, as co-documentation agents, and the several other banks and financial institutions signatory thereto.

99.1	Press release dated August 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ B. Clyde Preslar
B. Clyde Preslar Senior Vice President, Chief Financial Officer

Date: August 20, 2013

EXHIBIT INDEX

 Exhibit No.     Description

10.1
First Amendment to Fourth Amended and Restated Credit Agreement dated as of August 15, 2013 among The Pantry, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, BMO Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and joint bookrunners, Royal Bank of Canada as syndication agent, Bank of America, N.A., BMO Harris Financing, Inc., Cooperative Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland,” New York Branch and SunTrust Bank, as co-documentation agents, and the several other banks and financial institutions signatory thereto.

99.1	Press release dated August 15, 2013.